Virtus Core Equity Fund and Virtus Value Equity Fund,

each a series of Virtus Insight Trust

Supplement dated October 29, 2012 to the

Prospectus and Statement of Additional Information,

each dated May 1, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

Virtus Core Equity Fund

Effective October 26, 2012, Virtus Core Equity Fund, formerly a series of Virtus Insight Trust, was merged with and into Virtus Growth & Income Fund, a series of Virtus Equity Trust.

Virtus Core Equity Fund has ceased to exist and is no longer available for sale.

Virtus Value Equity Fund

Effective October 26, 2012, Virtus Value Equity Fund, formerly a series of Virtus Insight Trust, was merged with and into Virtus Quality Large-Cap Value Fund, a series of Virtus Equity Trust.

Virtus Value Equity Fund has ceased to exist and is no longer available for sale.

Investors should retain this supplement with the Prospectus and Statement of

Additional Information for future reference.

VIT 8003/CEF&VEF Merged (10/2012)